Santander Holdings USA, Inc. Fixed Income Investors Update 2nd Quarter 2012

2 2 Disclaimer Banco Santander, S.A. (“Santander”), Santander Holdings USA, Inc. (“SHUSA”), Sovereign Bank, N.A. (“Sovereign”), and Santander Consumer USA, Inc. (“SCUSA”) caution that this presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to different materially from our expectations. These factors include, but are not limited to: (1) general market, macro-economic, governmental, and regulatory trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or credit worthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2011 and other filings and reports with the Securities and Exchange Commission of the United States of America (the “SEC”), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward- looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor’s own objectives, experience, and resources. In making this presentation available, Santander, SHUSA, Sovereign, and SCUSA give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, Sovereign, or SCUSA, or in any other securities or investments whatsoever. No offering of Securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we will sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, Sovereign, and SCUSA and are subject to change without notice. Santander, SHUSA, Sovereign, and SCUSA have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event that any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

3 3 Main Market Shares Footprint 1. Q2:12 Average period balances, calculated using local US GAAP accounting criteria 2. FDIC Market Share of branches; data as of June 2011 (published on annual basis) Source: FDIC Santander Holdings USA, Inc. (SHUSA) • Headquartered in Boston, MA • Wholly-owned by Banco Santander, S.A. • Sovereign Bank, N.A. (Sovereign) is the main subsidiary: • 722 branches/ 2,196 ATMs / 8,264 team members (FTEs) • ~1.5MM Retail Households / 196,000 Corp clients • $82.9B assets1 • $49.4B deposits1 • $13.0B equity1 • SHUSA has an equity investment in Santander Consumer USA, Inc. (SCUSA): • Consumer finance and loan servicer, formed in 1995 • SCUSA was deconsolidated from SHUSA’s balance sheet effective December 31, 2011 • Now reflected as an equity investment State Branches (#) Branch Market Share2 (%) Rank 2 Massachusetts 229 6.7% 4 Pennsylvania 170 3.7% 4 New Jersey 152 3.4% 7 New York 76 0.8% 16 Rhode Island 32 4.6% 5

• Sovereign Bank, N.A. (Sovereign) completed the conversion of its charter from a thrift to a national bank on January 26, 2012 • The charter conversion allows Sovereign to apply its expertise in the commercial and industrial space and expand its offerings beyond thrift products • National Bank charter also helps Sovereign to increase non-interest income through growth in additional commercial banking services • Sovereign is now regulated by the OCC. In addition, Sovereign’s Bank Holding Company SHUSA is now regulated by the Federal Reserve • SHUSA’s capital and liquidity plans are subject to Federal Reserve review National Bank Charter 4

5 5 SHUSA: 2Q2012 Highlights Continued Improvement in Asset Quality Ninth consecutive quarter of asset quality improvement; Reserve Coverage 93.6%1 Strong and Sustained Core Profit Generation Tenth consecutive quarter of profitability; $184MM Net Income in 2Q12 Strong Capital Ratios Among the best capitalized banks in the industry; Tier 1 Common/RWA 12.6%2 Stable Liquidity Position Average Core deposits $3.1BN growth YOY; access to markets and dividends 1 Reserve coverage defined as ALLL/NPL 2 Basel 1 ratios. For Non-GAAP-to-GAAP reconciliation please see Appendix Strong Loan Production Led by mortgages, small businesses and corporate banking IT and Network Transformation IT Core Platform conversion; Enhancements in technological capabilities

6 6 SHUSA: Profitability1 Consistent earnings base, NI decline 2Q vs 1Q due to lower SCUSA Equity Method Investment earnings Net Interest Income ($Mn) Pre-Tax Pre-Provision Income2 ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) 424431 978955950 2Q11 4Q11 3Q11 1Q12 2Q12 325370 811 294357 2Q11 4Q11 3Q11 1Q12 2Q12 217267 751 164 232 2Q11 4Q11 3Q11 1Q12 2Q12 184 229 383 150 203 2Q11 4Q11 3Q11 1Q12 2Q12 1 1Q12 and 2Q12 reflect the deconsolidation of SCUSA effective December 31, 2011 2For Non-GAAP-to-GAAP reconciliation of Pre-Tax Pre-Provision Income please see Appendix page 19

7 7 SHUSA: Balance Sheet 20% 15% 13% 9% 14% 8% 5%3% 9% 4% Investments SCUSA equity investment C&I CRE Residential mortgage Other loans Other assets GW & Intangibles Home Equity Multi-Family $82.9BN Assets $69.9BN Liabilities $13.0BN Equity All balances as of 06/30/12 as reported in 10-Q Interest-bearing demand deposits LT Debt Equity Other Liab. FHLB ST Debt Noninterest- bearing demand deposits Money market Certificates of deposit

8 8 Non-Performing Loan Ratio Delinquency Sovereign Bank: Asset Quality Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC NPL = Nonaccruing loans plus accruing loans past due 90+ days, except loans partially or wholly guaranteed by the US Government; Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD loans, except loans partially or wholly guaranteed by the US Government Reserve Coverage (ALLL/NPL) Texas Ratio1 1.1% 1.2% 1.1% 0.9% 1.0%1.2% 2.3% 2.0% 2.1% 2.1% 1.8% 1.6% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Sovereign Large Banks 3.6% 2.9% 2.6% 2.4% 2.1% 3.8% 3.3% 3.0% 2.8% 2.6% 2.5% 2.4% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Sovereign Large Bank 70.9% 77.0% 79.4% 86.3% 93.6% 69.1% 88.9% 92.7% 93.8% 94.6% 94.9% 98.3% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Sovereign Large Bank 19.4% 16.0% 14.3% 13.1% 11.5% 20.4% 31.6% 29.6% 29.3% 29.4% 28.8% 26.1% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Sovereign Large Bank 1 For Non-GAAP measure reconciliation Texas Ratio see Appendix

Other Consumer $4.0 $3.7 $3.9 $3.6 $3.3 $3.1 1.7% 1.8% 1.6% 1.7% 1.7% 2.0% 1.9% 2.2% 2.3% 2.6% 2.8% 2.8% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Mortgage and Home Equity Commercial Real Estate Outstandings NPL to Total Loans Net Charge-Offs • NPL = Nonaccruing loans plus accruing loans past due 90+ days, except loans partially or wholly guaranteed by the US Government • NCO = Rolling 12 month average for that quarter and the prior 3 quarters • 3Q11 uptick in Mortgage NCO due to one-time charge off of accumulated SVAs related to charter change • 1 Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities, Santander real estate capital and multi-family loan portfolios $13.3 $13.6 $13.8 $14.5 $15.5 $16.5 4.0% 3.4% 2.7% 1.7% 1.5% 1.0% 1.7% 1.3% 1.2% 1.5% 1.2% 1.3% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 $18.1 $18.1 $18.0 $18.1 $18.1 $18.1 3.6% 3.5% 2.8% 2.8% 2.8% 2.8% 0.57% 0.56% 1.14% 1.21% 1.26% 1.28% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Sovereign Bank: Asset Quality US $ Billions Other Commercial 9 $15.6 $15.5 $15.3 $15.4 $15.4 $15.2 4.5% 4.3% 3.6% 3.6% 3.0% 2.6% 2.0% 2.1% 1.8% 1.8% 1.9% 1.4% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 1

10 10 $1,942 $1,825 $1,492 $1,359 $1,250 $1,124 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Nonaccrual LoansNon-Performing Loans Percentages are of total outstanding balances Sovereign Bank: Asset Quality NPL = Nonaccruing loans plus accruing loans past due 90+ days, except loans partially or wholly guaranteed by the US Government Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, and Loss Dollars in millions -42% $4,942 $4,801 $4,358 $4,057 $3,868 $3,750 9.68% 9.43% 8.55% 7.84% 7.40% 7.09% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Classified BalancesCriticized Balances Percentages are of total outstanding balances

Sovereign Bank: Deposits 1Represents average quarterly balance Average Non Maturity Depos it Ba lances 1 ($Mn) Average Tota l Depos it Ba lances 1 ($Mn) $32,290 $33,359 $34,195 $34,243 $35,399 0.35% 0.34% 0.31% 0.28% 0.27% 2Q11 3Q11 4Q11 1Q12 2Q12 Non Maturity Deposit Balances Yield $48,324 $47,763 $47,799 $49,246 $49,747 0.54% 0.54% 0.51% 0.48% 0.47% 2Q11 3Q11 4Q11 1Q12 2Q12 Total Deposits Yield US $ Millions 11

12 12 Debt Maturity by Funding Type (June 30, 2012) 2012 … 2016 … 2020 … 2034 2036 Perp SHUSA: Debt Profile Sr Debt (TLGP) $250 SubDebt To Parent PIERS (Conv Trust Pref) Trust Pref $240 Pref Stock Sr Debt Trust Pref $150 $800 $390 $750 $486 $195 US$ in millions

13 13 8.1% 8.6% 12.6% 12.5% 12.6% 2Q11 3Q11 4Q11 1Q12 2Q12 7.5% 8.0% 10.9% 11.1% 11.2% 2Q11 3Q11 4Q11 1Q12 2Q12 9.1% 9.5% 13.8% 13.5% 13.5% 2Q11 3Q11 4Q11 1Q12 2Q12 11.8% 12.3% 16.7% 16.0% 16.0% 2Q11 3Q11 4Q11 1Q12 2Q12 SHUSA: Capital Ratios Tier 1 Common Risk Based Tier 1 Leverage Tier 1 Risk Based Total Risk Based Capital Ratios. For Non-GAAP reconciliation please see Appendix

14 14 Rating Agency: Recent Actions  On April 30, 2012 SHUSA and Sovereign Bank were lowered from A/A-1 to BBB+/A-2  On June 11, 2012 SHUSA and Sovereign Bank were lowered from A-/F-1 to BBB/F-2  On June 27, 2012 Sovereign Bank was lowered from A3/P-2 to Baa1/P2 while SHUSA was unchanged  SHUSA and Sovereign's ratings remain under review in conjunction with Moody’s evaluation of the ratings of Spain as well as Santander SOVEREIGN Text Moody’s S&P Fitch LT Senior Debt Baa1 BBB+ BBB+ ST Depos its P-2 A-2 F-2 SHUSA Moody’s S&P Fitch Baa2 BBB+ BBB P-2 A-2 F-2

15 15 Strong Balance Sheet Regulatory Framework SHUSA Conclusion Charter Change Full range of commercial and consumer products will diversify SHUSA’s portfolio mix Building the Franchise SHUSA has demonstrated a strong record of executing targeted milestones Continued Improvement in Asset Quality Ninth consecutive quarter of asset quality improvement; Reserve Coverage 93.6%1 Strong and Sustained Core Profit Generation Tenth consecutive quarter of profitability; $184MM Net Income in 2Q12 Strong Capital Ratios Among the best capitalized bank holding companies in the industry; Tier 1 Common/RWA 12.6%2 Stable Liquidity Position Average Core deposits $3.1BN growth YOY; access to markets and dividends IT and Network Transformation IT Core Platform conversion; Enhancements in technological capabilities 1 Reserve coverage defined as ALLL/NPL 2 Basel 1 ratios For Non-GAAP-to-GAAP reconciliation please see Appendix

Appendix

17 17 SHUSA Trended Statement of Operations 1 For Non-GAAP to GAAP reconciliation, please see page 20 1Q12 and 2Q12 reflect the deconsolidation of SCUSA effective December 31, 2011 (US $ Millions) 2Q11 3Q11 4Q11 1Q12 2Q12 Net interest income 950$ 955$ 978$ 431$ 424$ Fees & other income 230 196 258 317 252 Other non interest income 20 42 938 16 61 Net revenue 1,200 1,193 2,174 764 737 G & A expense (453) (455) (483) (356) (378) Other expenses (50) (59) (384) (38) (33) Provisions for credit losses (273) (369) (370) (103) (108) Income/(loss) before taxes 424 311 937 267 217 Income tax (expense)/benefit (145) (105) (481) (38) (33) Net income/(loss) 279$ 206$ 456$ 229$ 184$ 2Q11 3Q11 4Q11 1Q12 2Q12 Net interest margin 4.74% 4.79% 4.88% 2.55% 2.47% Efficiency ratio1 41.9% 43.1% 39.9% 51.6% 55.8% GAAP effective tax rate 34.2% 33.8% 51.3% 14.2% 15.3%

18 18 Quarterly Averages SHUSA: Average Balance Sheet (US $ millions) Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Deposits and investments 18,942$ 2.26% 18,206$ 2.33% 16,546$ 2.51% Self Originated MBS portfolio 383 3.27% 562 3.27% 753 3.80% Loans (non-run off portfolio) 50,821 4.11% 49,718 4.22% 63,296 7.33% Loans (run off portfolio) 1,696 5.83% 1,984 5.66% 2,866 6.09% Allowance for loan losses (1,076) --- (1,080) --- (2,230) --- Other assets 12,110 --- 12,289 --- 11,412 --- TOTAL ASSETS 82,876$ 3.17% 81,679$ 3.25% 92,643$ 5.68% Interest-bearing demand deposits 9,221 0.16% 9,310 0.16% 9,505 0.21% Noninterest-bearing demand deposits 7,758 --- 7,680 --- 7,620 --- Savings 3,812 0.18% 3,590 0.14% 3,540 0.13% Money market 16,767 0.49% 17,322 0.50% 15,482 0.65% Certificates of deposit 11,836 1.09% 11,076 1.15% 11,404 1.17% Borrowed funds 18,456 3.49% 17,897 3.57% 31,087 3.69% Other liabilities 2,017 --- 2,023 --- 2,241 --- Equity 13,009 --- 12,781 --- 11,764 --- TOTAL LIABILITIES & SE 82,876$ 1.06% 81,679$ 1.07% 92,643$ 1.52% NET INTEREST MARGIN 2.47% 2.56% 4.74% 2Q12 1Q12 2Q11

19 19 SHUSA: Reconciliation of Non-GAAP measures $ Millions 2Q11 3Q11 4Q11 1Q12 2Q12 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 424$ 311$ 937$ 267$ 217$ Add back: Provision for credit losses 273 369 370 103 108 Pre-Tax Pre-Provision Income 697$ 680$ 1,307$ 370$ 325$ Tier 1 Common to Risk Weighted Assets Tier 1 Common 5,803$ 6,160$ 7,497$ 7,922$ 8,105$ Risk Weighted Assets 71,464 71,658 59,455 63,155 64,422 Ratio 8.1% 8.6% 12.6% 12.5% 12.6% Tier 1 Leverage Tier 1 Capital 6,554$ 6,897$ 8,234$ 8,510$ 8,690$ 87,167 86,221 75,691 76,955 77,929 Ratio 7.5% 8.0% 10.9% 11.1% 11.2% Average total assets for leverage capital purposes (1) 1 Total assets adjusted for intangible assets and other regulatory deductions

20 20 SHUSA: Reconciliation of Non-GAAP measures (cont) $ Millions 2Q11 3Q11 4Q11 1Q12 2Q12 Tier 1 Risk Based Tier 1 Capital 6,481$ 6,825$ 8,176$ 8,510$ 8,690$ Risk Weighted Assets 71,464 71,658 59,455 63,155 64,422 Ratio 9.1% 9.5% 13.8% 13.5% 13.5% Total Risk Based Risk Based Capital 8,430$ 8,776$ 9,926$ 10,102$ 10,289$ Risk Weighted Assets 71,464 71,658 59,455 63,155 64,422 Ratio 11.8% 12.3% 16.7% 16.0% 16.0% Efficiency Ratio G&A Expenses 453$ 455$ 483$ 356$ 378$ Other Expenses 50 59 384 38 33 503 514 867 394 411 Net interest income 950 955 978 431 424 Fees & other income 230 196 258 317 252 Other non-interest expenses 20 42 938 16 61 1,200$ 1,193$ 2,174$ 764$ 737$ Ratio 41.9% 43.1% 39.9% 51.6% 55.8%

21 21 Sovereign Bank: Non-GAAP to GAAP Reconciliations 1 Total assets adjusted for intangible assets and other regulatory deductions $ Millions 2Q11 3Q11 4Q11 1Q12 2Q12 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 7,911$ 8,150$ 8,066$ 7,871$ 7,966$ Risk Weighted Assets 56,753 57,097 57,311 60,537 61,588 Ratio 13.9% 14.3% 14.1% 13.0% 12.9% Tier 1 Leverage Tier 1 Capital 8,060$ 8,300$ 8,216$ 7,871$ 7,966$ 72,089 71,694 73,692 74,386 75,471 Ratio 11.2% 11.6% 11.2% 10.6% 10.6% Tier 1 Risk Based Tier 1 Capital 8,060$ 8,300$ 8,216$ 7,871$ 7,966$ Low Level Recourse Deduction (75) (72) (57) - - 7,985 8,228 8,159 7,871 7,966 Risk Weighted Assets 56,753 57,097 57,311 60,537 61,588 Ratio 14.1% 14.4% 14.2% 13.0% 12.9% Total Risk Based Risk Based Capital 9,293$ 9,540$ 9,430$ 9,133$ 9,241$ Risk Weighted Assets 56,753 57,097 57,311 60,537 61,588 Ratio 16.4% 16.7% 16.5% 15.1% 15.0% Average total assets for leverage capital purposes (1)

22 22 Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont) $ Millions 2Q11 3Q11 4Q11 1Q12 2Q12 Sovereign Bank Texas Ratio Total Equity 12,393$ 12,554$ 12,494$ 12,646$ 12,721$ Less: Goodwill and CDI, net of Deferrred Tax Liability (3,246) (3,233) (3,220) (3,208) (3,196) Tangible Common Equity 9,147$ 9,321$ 9,274$ 9,438$ 9,525$ Nonperforming Assets 2,028$ 1,673$ 1,478$ 1,371$ 1,216$ . . . . . Allowance for loan losses 1,293$ 1,152$ 1,083$ 1,082$ 1,056$ 90+ DPD accruing -$ 4$ 5$ 4$ 3$ Texas Ratio 19.43% 16.01% 14.32% 13.07% 11.52% Efficiency Ratio G&A Expenses 315$ 329$ 353$ 349$ 371$ Other Expenses 43 51 38 46 38 358 380 391 395 409 Net interest income 452 449 451 471 463 Fees & other income 150 125 108 160 145 Other non-interest expenses 20 42 (49) 15 61 622$ 616$ 510$ 646$ 669$ Ratio 57.6% 61.7% 76.7% 61.1% 61.1%